                                                                   EXHIBIT 99(a)

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of January, 1997.


                                       /s/  Timothy R. Schwertfeger
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of January, 1997.


                                       /s/  Anthony T. Dean
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of January, 1997.


                                       /s/  Lawrence H. Brown
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 30th day of January, 1997.


                                       /s/  Anne E. Impellizzeri
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 30th day of January, 1997.


                                       /s/  Margaret K. Rosenheim
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be her voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of January, 1997.


                                       /s/  Peter R. Sawers
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of January, 1997.


                                       /s/  Robert P. Bremner
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                 -------------

                               POWER OF ATTORNEY

                                 -------------

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of January, 1997.


                                       /s/  William J. Schneider
                                       ----------------------------------------

STATE OF ILLINOIS )
                  ) SS
COUNTY OF COOK    )

On this 30th day of January, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
        "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
 My Commission Expires 10/26/97
--------------------------------

                                       /s/  Virginia L. Corcoran
                                       ----------------------------------------

My Commission Expires: 10/26/97

                        NUVEEN FLAGSHIP MUNICIPAL TRUST

                                ---------------

                               POWER OF ATTORNEY

                                ---------------


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a trustee of the above referenced organization, hereby constitutes and appoints TIMOTHY R. SCHWERTFEGER, ANTHONY T. DEAN, BRUCE P. BEDFORD, LARRY W. MARTIN, GIFFORD R. ZIMMERMAN, AND THOMAS S. HARMAN each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file one or more Registration Statements on Form N-1A, under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 1st day of July, 1997.

                                               /s/ Judith M. Stockdale
                                               ------------------------------
STATE OF ILLINOIS                  )
                                   )SS
COUNTY OF COOK                     )

On this 1st day of July, 1997, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

--------------------------------
         "OFFICIAL SEAL"
      VIRGINIA L. CORCORAN
Notary Public, State of Illinois
My Commission Expires 10/26/97
--------------------------------
                                               /s/ Virginia L. Corcoran
                                               ------------------------------
My Commission Expires: 10/26/97